Statutory Prospectus Supplement	February 1, 2013

Putnam Global Sector Fund
Statutory Prospectus dated February 29, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Isabel Buccellati, Jacquelyne Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Vivek Gandhi, Brian Hertzog, Greg Kelly, David Morgan, Ferat Ongoren, Nathaniel Salter, Walter Scully, and Di Yao.

Mr. Yao, who joined the fund in December 2012, has been employed by The Putnam Advisory Company, LLC as an Analyst since 2008 and by Putnam Management from 2005 to 2008 as a Programmer Analyst, Equity Research.

Additional information regarding the other portfolio managers, including their business experience during the past five years, is set forth in the prospectus.

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